Schedule of Investments PIMCO Flexible Emerging Markets Income Fund	September 30, 2024 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 96.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 7.5%
NMC Healthcare LLC 11.194% (LIBOR 3MO + 6.000%) due 03/25/2027 «~	AED	771	$211
Oi SA TBD% due 12/30/2050 «		$714	7
Republic of Cote d'lvoire
6.672% (EUR003M + 3.000%) due 06/28/2025 «~	EUR	200	221
6.852% (EUR003M + 3.050%) due 03/07/2025 «~		300	333
Republic of Kenya 11.726% (TSFR6M + 6.450%) due 06/29/2025 «~		$300	299
Republic of Senegal 9.489% (EUR006M + 5.800%) due 12/22/2028 «~	EUR	600	658
Republic of Turkey 9.794% (EUR003M + 6.210%) due 04/27/2031 «~		300	369
SOCAR Turkey Enerji AS 6.887% (Euribor 6MO + 3.450%) due 08/11/2026 ~		300	333
State Oil Co. of the Azerbaijan Republic 8.229% (TSFR6M + 2.500%) due 11/26/2024 «~		$181	181
The Ministry of Finance and Planning, Government of the United Republic of Tanzania 11.222% (TSFR3M + 5.928%) due 04/26/2028 «~		444	438
VakifBank TBD% due 12/15/2028 «µ	EUR	300	335

Total Loan Participations and Assignments (Cost $3,636)			3,385

CORPORATE BONDS & NOTES 53.1%
BANKING & FINANCE 17.3%
Abu Dhabi Developmental Holding Co. PJSC
5.250% due 10/02/2054 (b)		$200	198
5.375% due 05/08/2029		200	209
5.500% due 05/08/2034		200	213
Africa Finance Corp. 2.875% due 04/28/2028		200	184
Asian Infrastructure Investment Bank 42.250% due 12/30/2024	TRY	26,700	756
Banco del Estado de Chile 7.950% due 05/02/2029 •(g)(h)		$200	215
Banco do Brasil SA 8.500% due 07/29/2026	MXN	3,000	150
BOI Finance BV 7.500% due 02/16/2027	EUR	350	370
Credicorp Capital Sociedad Titulizadora SA 10.100% due 12/15/2043	PEN	1,900	527
Development Bank of Kazakhstan JSC 10.950% due 05/06/2026	KZT	128,000	262
Gabon Blue Bond Master Trust 6.097% due 08/01/2038		$600	605
Interoceanica Finance Ltd. 0.000% due 05/15/2030 (e)		253	208
Ipoteka-Bank ATIB 5.500% due 11/19/2025		300	296
Kuwait Projects Co. SPC Ltd. 4.500% due 02/23/2027		600	564
Panama Infrastructure Receivable Purchaser PLC
0.000% due 04/05/2032 (e)(i)		800	560
0.000% due 04/05/2032 (e)		200	140
Peru Payroll Deduction Finance Ltd. 0.000% due 11/01/2029 «(e)		465	397
SOCAR Turkey Enerji AS via Steas Funding 1 DAC 7.230% due 03/17/2026		700	700
Trust Fibra Uno
6.390% due 01/15/2050 (i)		700	591
6.950% due 01/30/2044		300	276
Uzbek Industrial & Construction Bank ATB
8.950% due 07/24/2029		200	201
21.000% due 07/24/2027	UZS	2,500,000	196

			7,818

INDUSTRIALS 25.1%
Adnoc Murban Rsc Ltd. 5.125% due 09/11/2054		$300	296

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2024 (Unaudited)

AeropuertoInternacional de Tocumen SA 5.125% due 08/11/2061		200	159
Alfa Desarrollo SpA 4.550% due 09/27/2051		198	157
AngloGold Ashanti Holdings PLC 3.750% due 10/01/2030		300	278
Antofagasta PLC 6.250% due 05/02/2034		200	213
Bioceanico Sovereign Certificate Ltd. 0.000% due 06/05/2034 (e)		127	100
Charter Communications Operating LLC 3.850% due 04/01/2061		300	184
CSN Resources SA 4.625% due 06/10/2031		200	163
Ecopetrol SA 5.875% due 05/28/2045		500	376
Empresa de los Ferrocarriles del Estado 3.068% due 08/18/2050 (i)		1,100	715
Empresa Nacional del Petroleo 5.950% due 07/30/2034		200	210
Fideicomiso PA Pacifico Tres 8.250% due 01/15/2035		602	603
Fortune Star BVI Ltd. 3.950% due 10/02/2026	EUR	400	414
Greensaif Pipelines Bidco SARL
5.853% due 02/23/2036		$200	207
6.103% due 08/23/2042		200	207
Guara Norte SARL 5.198% due 06/15/2034 (i)		911	868
IRB Infrastructure Developers, Inc. 7.110% due 03/11/2032		200	208
JSW Steel Ltd. 5.050% due 04/05/2032		300	276
KazMunayGas National Co. JSC 5.750% due 04/19/2047		300	278
Metalsa Sapi De Cv 3.750% due 05/04/2031		300	251
NAK Naftogaz Ukraine via Kondor Finance PLC 7.125% due 07/19/2026	EUR	116	98
OCP SA
5.125% due 06/23/2051		$500	408
7.500% due 05/02/2054		200	218
Petroleos de Venezuela SA 9.750% due 05/17/2035		600	66
Petroleos del Peru SA 5.625% due 06/19/2047		400	274
Petroleos Mexicanos
6.375% due 01/23/2045		600	419
6.950% due 01/28/2060 (i)		1,600	1,148
Saderea DAC 12.500% due 11/30/2026 ^(c)		558	280
Stillwater Mining Co.
4.000% due 11/16/2026		200	191
4.500% due 11/16/2029		200	171
TransJamaican Highway Ltd. 5.750% due 10/10/2036		178	164
Turkish Airlines Pass-Through Trust 4.200% due 09/15/2028		410	398
Vale SA 0.000% due 12/29/2049 ~(g)	BRL	14,500	892
Yinson Boronia Production BV 8.947% due 07/31/2042		$200	214
YPF SA 8.750% due 09/11/2031		200	203

			11,307

UTILITIES 10.7%
Chile Electricity Lux MPC SARL 6.010% due 01/20/2033		579	600
Engie Energia Chile SA
3.400% due 01/28/2030		200	184
6.375% due 04/17/2034		200	213
EP Infrastructure AS 1.816% due 03/02/2031	EUR	150	145
FIEMEX Energia - Banco Actinver SA Institucion de Banca Multiple 7.250% due 01/31/2041		$200	209
LLPL Capital Pte. Ltd. 6.875% due 02/04/2039 (i)		831	861
Mong Duong Finance Holdings BV 5.125% due 05/07/2029		717	696
Niagara Energy SAC 5.746% due 10/03/2034 (b)		200	201
Peru LNG SRL 5.375% due 03/22/2030		183	169

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2024 (Unaudited)

PoinsettiaFinance Ltd. 6.625% due 06/17/2031		723	646
Tierra Mojada Luxembourg SARL 5.750% due 12/01/2040 (i)		964	917

			4,841

Total Corporate Bonds & Notes (Cost $24,097)			23,966

U.S. TREASURY OBLIGATIONS 0.9%
U.S. Treasury Bonds
1.750% due 08/15/2041		600	426

Total U.S. Treasury Obligations (Cost $422)			426

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Stratton Mortgage Funding PLC 5.757% due 01/20/2054 •	GBP	51	68

Total Non-Agency Mortgage-Backed Securities (Cost $66)			68

SOVEREIGN ISSUES 32.0%
Angolan Government International Bond 8.750% due 04/14/2032		$200	180
Bank Gospodarstwa Krajowego
5.750% due 07/09/2034		200	210
6.250% due 07/09/2054		200	216
Brazil Government International Bond 6.125% due 01/22/2032		200	206
Cassa Depositi e Prestiti SpA 5.875% due 04/30/2029		200	210
Colombia Government International Bond
3.000% due 01/30/2030		200	172
4.125% due 02/22/2042		200	138
4.500% due 03/15/2029		600	570
5.625% due 02/26/2044		300	243
7.500% due 02/02/2034		200	208
8.000% due 11/14/2035		600	641
Dominican Republic International Bond
5.875% due 01/30/2060		200	188
6.600% due 06/01/2036		200	213
11.250% due 09/15/2035	DOP	17,100	313
13.625% due 02/03/2033		11,800	239
Ecuador Government International Bond
5.500% due 07/31/2035 þ		$20	11
6.900% due 07/31/2030 þ		900	657
Egypt Government International Bond
7.625% due 05/29/2032		200	178
7.903% due 02/21/2048 (i)		300	232
8.750% due 09/30/2051 (i)		600	492
El Salvador Government International Bond
0.250% due 04/17/2030 (a)		200	5
9.250% due 04/17/2030		200	199
Emirate of Abu Dhabi Government International Bond 5.500% due 04/30/2054		200	214
Finance Department Government of Sharjah
4.000% due 07/28/2050		200	140
6.125% due 03/06/2036		300	309
Guatemala Government International Bond
6.050% due 08/06/2031		200	205
6.550% due 02/06/2037		200	208
6.600% due 06/13/2036		200	211
Ivory Coast Government International Bond 7.625% due 01/30/2033		200	206
KSA Sukuk Ltd. 5.250% due 06/04/2034		200	209
Latvia Government International Bond 5.125% due 07/30/2034		200	208
Nigeria Government International Bond 7.625% due 11/21/2025		200	201
Pakistan Government International Bond
7.375% due 04/08/2031		200	170
8.875% due 04/08/2051		200	161
Panama Government International Bond 3.870% due 07/23/2060		400	253
Peru Government International Bond
5.375% due 02/08/2035		70	72
5.400% due 08/12/2034	PEN	400	101
5.875% due 08/08/2054		$70	74
6.150% due 08/12/2032	PEN	1,100	302
6.900% due 08/12/2037		1,200	334
6.950% due 08/12/2031		600	173
7.300% due 08/12/2033		1,300	379
Republic of Angola Via Avenir Issuer Ireland DAC 6.927% due 02/19/2027		$500	488

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2024 (Unaudited)

Republicof Cameroon International Bond 5.950% due 07/07/2032	EUR	200	181
Romania Government International Bond
2.000% due 04/14/2033 (i)		700	607
5.250% due 05/30/2032 (i)		100	112
5.625% due 05/30/2037 (i)		100	110
6.375% due 09/18/2033 (i)		200	239
Senegal Government International Bond
6.750% due 03/13/2048		$200	148
7.750% due 06/10/2031		200	191
Serbia Government International Bond
2.050% due 09/23/2036	EUR	200	166
6.000% due 06/12/2034		$200	206
6.500% due 09/26/2033 (i)		200	214
South Africa Government International Bond 4.850% due 09/30/2029		200	195
Tunisian Republic International Bond
5.750% due 01/30/2025		700	680
6.375% due 07/15/2026	EUR	300	302
Ukraine Government International Bond
0.000% due 02/01/2030 þ(f)		$18	8
0.000% due 02/01/2034 þ(f)		66	23
0.000% due 02/01/2035 þ(f)		56	24
0.000% due 02/01/2036 þ(f)		46	20
0.000% due 08/01/2041 ~		250	176
1.750% due 02/01/2034 þ		65	29
1.750% due 02/01/2035 þ		113	49
1.750% due 02/01/2036 þ		145	62
Uzbekneftegaz JSC 4.750% due 11/16/2028		300	266
Venezuela Government International Bond 9.250% due 09/15/2027 ^(c)		700	111

Total Sovereign Issues (Cost $13,269)			14,458

SHORT-TERM INSTRUMENTS 2.4%
NIGERIA TREASURY BILLS 1.3%
27.852% due 02/20/2025 - 05/27/2025 (d)(e)	NGN	1,071,310	573

U.S. TREASURY BILLS 1.1%
4.754% due 12/05/2024 - 12/19/2024 (d)(e)(l)		$505	500

Total Short-Term Instruments (Cost $1,127)			1,073

Total Investments in Securities (Cost $42,617)			43,376

		SHARES
INVESTMENTS IN AFFILIATES 9.8%
SHORT-TERM INSTRUMENTS 9.8%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.8%
PIMCO Short-Term Floating NAV Portfolio III		456,592	4,446

Total Short-Term Instruments (Cost $4,445)			4,446

Total Investments in Affiliates (Cost $4,445)			4,446

Total Investments 105.9% (Cost $47,062)			$47,822
Financial Derivative Instruments(j)(k)(0.8)%(Cost or Premiums, net $(57))			(349)
Other Assets and Liabilities, net (5.1)%			(2,319)

Net Assets 100.0%			$45,154

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2024 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Security becomes interest bearing at a future date.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.
BORROWINGS AND OTHER FINANCING TRANSACTIONS
REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements

MEI	5.100%	09/20/2024	10/18/2024	$(959)	$(961)
MYI	4.700	09/20/2024	TBD(2)	(203)	(203)
4.850	09/20/2024	TBD(2)	(632)	(633)
SCX	3.600	09/18/2024	TBD(2)	EUR	(446)	(497)
5.040	09/20/2024	TBD(2)	$(1,191)	(1,193)
SOG	3.550	09/18/2024	TBD(2)	EUR	(469)	(523)
5.120	09/20/2024	TBD(2)	$(829)	(830)
5.750	07/10/2024	10/09/2024	(1,307)	(1,324)

Total Reverse Repurchase Agreements	$(6,164)

(i)	Securities with an aggregate market value of $6,803 have been pledged as collateral under the terms of master agreements as of September 30, 2024.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2024 was $(5,165) at a weighted average interest rate of 5.276%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
SWAP AGREEMENTS:
INTEREST RATE SWAPS
Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay	1-Day GBP-SONIO Compounded-OIS	4.000%	Annual	09/18/2029	GBP	3,500	$92	$(16)	$76	$0	$(2)
Pay	1-Day USD-SOFR Compounded-OIS	4.000	Annual	06/20/2027	$300	(4)	8	4	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2029	5,000	(46)	130	84	0	(13)

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2024 (Unaudited)

Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2029	1,000	15	11	26	0	(3)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2034	100	(1)	4	3	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2039	270	10	(1)	9	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/20/2044	600	(3)	28	25	0	(2)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/18/2044	100	5	0	5	0	0
Pay	1-Day USD-SOFR Compounded-OIS	3.500	Annual	06/20/2054	500	16	(1)	15	0	(2)
Pay(1)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/18/2054	400	14	2	16	0	(2)
Pay(1)	3-Month AUD-BBR-BBSW	3.750	Semi-Annual	03/19/2030	AUD	1,400	3	(1)	2	0	(2)
Pay	3-Month COP-IBR Compounded-OIS	7.340	Quarterly	09/10/2029	COP	4,355,500	0	8	8	0	(1)
Pay(1)	3-Month EUR-EURIBOR	2.500	Annual	03/19/2030	EUR	300	4	2	6	1	0
Pay(1)	3-Month KRW-KORIBOR	3.000	Quarterly	03/19/2030	KRW	5,067,920	54	(2)	52	2	0
Pay	6-Month PLN-WIBOR	4.560	Annual	09/02/2029	PLN	6,300	11	4	15	3	0
Pay	28-Day MXN-TIIE	8.885	Lunar	09/03/2029	MXN	49,200	0	29	29	0	(6)

Total Swap Agreements	$170	$205	$375	$6	$(35)

Cash of $788 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2024.
(1)	This instrument has a forward starting effective date.
(k)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2024	PEN	2,005	$533	$0	$(8)
10/2024	PLN	6	2	0	0
12/2024	PEN	408	108	0	(2)
BSH	12/2024	1,616	426	0	(10)
CBK	10/2024	$180	CNH	1,273	2	0
10/2024	423	GBP	318	2	0
10/2024	33	KZT	15,897	0	0
11/2024	CNH	1,426	$201	0	(3)
12/2024	$177	EGP	9,007	4	0
12/2024	23	KZT	11,319	0	0
CIB	10/2024	BRL	2,146	$390	0	(4)
10/2024	$394	BRL	2,146	0	0
GLM	10/2024	DOP	17,851	$297	0	0
10/2024	$249	DOP	14,861	0	(2)
10/2024	23	EUR	21	0	0
10/2024	82	KZT	39,736	0	0
12/2024	PEN	552	$146	0	(3)
12/2024	$423	DOP	25,696	1	0
12/2024	12	EGP	596	0	0
12/2024	157	MXN	3,075	0	(3)
02/2025	54	1,105	1	0
03/2025	127	EGP	6,700	2	0
06/2025	154	TRY	6,842	0	0
JPM	10/2024	BRL	2,077	$381	0	0
10/2024	CNH	2,500	349	0	(8)
10/2024	EUR	199	222	0	0
10/2024	PLN	41	11	0	0
10/2024	TRY	3,180	91	0	(1)
10/2024	$376	BRL	2,077	5	0
10/2024	54	CNH	383	1	0
10/2024	11	ILS	39	0	0
10/2024	678	TRY	23,636	3	0
11/2024	CNH	382	$54	0	(1)
11/2024	$202	EGP	10,139	4	0
12/2024	PEN	478	$126	0	(3)
12/2024	$150	EGP	7,550	2	0
01/2025	118	5,924	0	0
02/2025	28	1,453	1	0
02/2025	94	UZS	1,257,250	1	0
03/2025	116	EGP	6,629	12	0
MBC	10/2024	AUD	21	$14	0	(1)
10/2024	EUR	6	7	0	0
10/2024	GBP	283	379	0	0
11/2024	PLN	21	6	0	0
11/2024	$379	GBP	283	0	0
12/2024	AED	765	$208	0	0
12/2024	PEN	280	73	0	(2)
MYI	10/2024	EUR	3,108	3,464	4	0
10/2024	$3	PLN	13	0	0

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2024 (Unaudited)

RBC	10/2024	3,672	EUR	3,292	0	(7)
11/2024	EUR	3,292	$3,677	7	0
SCX	11/2024	CNH	203	28	0	(1)
12/2024	$152	EGP	7,686	2	0
SOG	10/2024	140	6,976	4	0
12/2024	223	11,347	5	0
03/2025	195	10,234	2	0
05/2025	28	1,496	1	0
SSB	10/2024	GBP	35	$46	0	(1)
12/2024	PEN	1,588	418	0	(10)
TOR	10/2024	$14	AUD	21	0	0
11/2024	AUD	21	$14	0	0
UAG	10/2024	PLN	16	4	0	0
12/2024	MXN	7,924	407	10	0

Total Forward Foreign Currency Contracts	$76	$(70)

WRITTEN OPTIONS:
FOREIGN CURRENCY OPTIONS
Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

GLM	Put - OTC USD verses TRY	TRY	40.700	06/27/2025	808	$(24)	$(18)
Call - OTC USD versus TRY	51.100	06/27/2025	808	(17)	(26)
UAG	Put - OTC USD verses TRY	38.400	03/12/2025	2,300	(35)	(39)
Put - OTC USD versus TRY	36.600	01/31/2025	373	(6)	(2)
Call - OTC USD versus TRY	44.150	01/31/2025	373	(7)	(4)
Put - OTC USD versus TRY	37.700	02/04/2025	373	(9)	(6)
Call - OTC USD versus TRY	45.370	02/04/2025	373	(9)	(4)
Call - OTC USD versus TRY	45.450	03/12/2025	1,100	(27)	(20)

Total Written Options	$(134)	$(119)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)
Swap Agreements, at Value(6)
Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2024(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Brazil Government International Bond	(1.000)%	Quarterly	06/20/2029	1.385%	$1,100	$33	$(15)	$18	$0
GST	Colombia Government International Bond	(1.000)	Quarterly	06/20/2029	1.823	600	28	(7)	21	0
JPM	Saudi Government International Bond	(1.000)	Quarterly	06/20/2029	0.581	200	(3)	(1)	0	(4)
Saudi Government International Bond	(1.000)	Quarterly	12/20/2034	0.950	500	(2)	0	0	(2)

$56	$(23)	$39	$(6)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)
Swap Agreements, at Value(6)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2024(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

BOA	Egypt Government International Bond	1.000%	Quarterly	12/20/2024	2.644%	$300	$(23)	$22	$0	$(1)
GST	Israel Government International Bond	1.000	Quarterly	12/20/2024	0.841	100	0	0	0	0
Israel Government International Bond	1.000	Quarterly	12/20/2025	0.997	300	0	0	0	0
JPM	Banco do Brasil SA	1.000	Quarterly	12/20/2024	0.420	100	(2)	2	0	0
Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2029	0.623	1,080	19	1	20	0
State Oil Company of Azerbaijan	5.000	Quarterly	06/20/2026	2.222	200	2	7	9	0
MYC	South Africa Government International Bond	1.000	Quarterly	06/20/2029	1.594	100	(3)	1	0	(2)
Turkey Government International Bond	1.000	Quarterly	12/20/2028	2.285	1,500	(148)	75	0	(73)

$(155)	$108	$29	$(76)

TOTAL RETURN SWAPS ON SECURITIES
Swap Agreements, at Value
Counterparty	Pay/Receive(7)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

MYC	Receive(7)	Sunac Real Estate Group Co., Ltd. «	N/A	0.000%	Maturity	01/30/2033	CNY	4,000	$6	$(199)	$0	$(193)

Total Swap Agreements	$(93)	$(114)	$68	$(275)

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2024 (Unaudited)

(l)

Securities with an aggregate market value of $192 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2024.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2024 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2024

Investments in Securities, at Value
Loan Participations and Assignments	$0	$333	$3,052	$3,385
Corporate Bonds & Notes
Banking & Finance	0	7,421	397	7,818
Industrials	0	11,307	0	11,307
Utilities	0	4,841	0	4,841
U.S. Treasury Obligations	0	426	0	426
Non-Agency Mortgage-Backed Securities	0	68	0	68
Sovereign Issues	0	14,458	0	14,458
Short-Term Instruments
Nigeria Treasury Bills	0	573	0	573
U.S. Treasury Bills	0	500	0	500

$0	$39,927	$3,449	$43,376
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$4,446	$0	$0	$4,446

Total Investments	$4,446	$39,927	$3,449	$47,822

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	6	0	6
Over the counter	0	144	0	144

$0	$150	$0	$150
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(35)	0	(35)
Over the counter	0	(271)	(193)	(464)

$0	$(306)	$(193)	$(499)

Total Financial Derivative Instruments	$0	$(156)	$(193)	$(349)

Totals	$4,446	$39,771	$3,256	$47,473

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2024:
Category and Subcategory	Beginning Balance at 06/30/2024	Net Purchases (1)	Net Sales/Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2024	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2024 (2)

Investments in Securities, at Value
Loan Participations and Assignments	$3,278	$1,003	$(1,242)	$(8)	$(4)	$25	$0	$0	$3,052	$(266)

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)	September 30, 2024 (Unaudited)

CorporateBonds & Notes
Banking & Finance	408	0	(31)	3	5	12	0	0	397	11

	$3,686	$1,003	$(1,273)	$(5)	$1	$37	$0	$0	$3,449	$(255)
Financial Derivative Instruments- Liabilities
Over the counter	$(203)	$0	$0	$0	$0	$10	$0	$0	$(193)	$9

Totals	$3,483	$1,003	$(1,273)	$(5)	$1	$47	$0	$0	$3,256	$(246)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2024	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$1,507	Discounted Cash Flow			Discount Rate			9.442 - 99.999	71.255
		771	Indicative Market Quotation			Broker Quote			98.474 - 99.834	99.062
		335	Other Valuation Techniques(3)			—			—	—
		7	Reference Instrument			Comparable Bond			0.990	—
		221	Recent Transaction			Purchase Price			99.450	—
		211	Third Party Vendor			Broker Quote			99.999	—
Corporate Bonds & Notes
Banking & Finance		397	Discounted Cash Flow			Discount Rate			99.999	—
Financial Derivative Instruments- Liabilities
Over the counter		(193)	Indicative Market Quotation			Broker Quote			(33.905)	—

Total		$3,256

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2024 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)									Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund's shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “Act”). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

Notes to Financial Statements (Cont.)

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE Close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENTS IN AFFILIATES

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act, rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A copy of each affiliate fund’s shareholder report is available at the U.S Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Fund’s website at www.pimco.com, or upon request, as applicable. The tables below show the Fund's transactions in and earnings from investments in the affiliated funds for the period ended September 30, 2024 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 06/30/2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2024	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$919	$9,525	$(6,000)	$1	$1	$4,446	$25	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.	SCX	Standard Chartered Bank, London
BSH	Banco Santander S.A. - New York Branch	MBC	HSBC Bank Plc	SOG	Societe Generale Paris
CBK	Citibank N.A.	MEI	Merrill Lynch International	SSB	State Street Bank and Trust Co.
CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services LLC	TOR	The Toronto-Dominion Bank
GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford
GST	Goldman Sachs International	RBC	Royal Bank of Canada

Currency Abbreviations:
AED	UAE Dirham	EUR	Euro	NGN	Nigerian Naira
AUD	Australian Dollar	GBP	British Pound	PEN	Peruvian New Sol
BRL	Brazilian Real	ILS	Israeli Shekel	PLN	Polish Zloty
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
COP	Colombian Peso	KZT	Kazakhstani Tenge	USD (or $)	United States Dollar
DOP	Dominican Peso	MXN	Mexican Peso	UZS	Uzbekistani Sum
EGP	Egyptian Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate	TSFR3M	Term SOFR 3-Month
EUR006M	6 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate	TSFR6M	Term SOFR 6-Month
IBR	Indicador Bancario de Referencia

Other Abbreviations:
BBR	Bank Bill Rate	KORIBOR	Korea Interbank Offered Rate	TBD	To-Be-Determined
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio "Equilibrium Interbank Interest Rate"
EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate
JSC	Joint Stock Company	TBA	To-Be-Announced